Securities, 424I - Securities, 424I: 1	Mar. 30, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 14,798,904,285.00
Aggregate Redeemed or Repurchased, FY	5,753,916,924.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 9,044,987,361.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,249,112.75